UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2010
VANGENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-145355	20-1961427

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4250 North Fairfax Drive Suite 1200 Arlington, Virginia	22203

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 284-5600
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 11, 2010, Vangent, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended April 3, 2010. The Company also announced the schedule for a conference call and web cast on the same date.
A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein. A reconciliation between certain non-GAAP financial measures and reported financial results is provided as an attachment to this press release.
The information contained in this Form 8-K, including the attached exhibit, is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description

99.1	Press Release, dated May 11, 2010, announcing the Company’s financial results for the three months ended April 3, 2010.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGENT, Inc.
May 11, 2010	/s/ Kevin T. Boyle
Kevin T. Boyle
Senior Vice President, General Counsel and Secretary